Subsequent Events (Details) - shares	1 Months Ended
	Jun. 30, 2021	Mar. 26, 2021	Feb. 28, 2021	Jan. 31, 2021
Subsequent Events (Textual)
Subsequent events, description			The Company granted an aggregate of 3,589,248 and 2,349,489, respectively, of restricted and performance stock units to officers, directors, and employees of the Company. Based upon the terms of the award agreements, the restricted stock units will vest over a period of one to five years, subject to the grantee's continued service on each applicable vesting date and the achievement of the applicable performance criteria. The performance stock units will vest if shares of the Company's Class A common stock reach volume-weighted average closing sale prices of $12.50, $15.00, $17.50 or $20.00 for 20 out of 30 consecutive trading days, in each case, prior to the third anniversary of the grant date.	The Company granted an aggregate of 3,589,248 and 2,349,489, respectively, of restricted and performance stock units to officers, directors, and employees of the Company. Based upon the terms of the award agreements, the restricted stock units will vest over a period of one to five years, subject to the grantee's continued service on each applicable vesting date and the achievement of the applicable performance criteria. The performance stock units will vest if shares of the Company's Class A common stock reach volume-weighted average closing sale prices of $12.50, $15.00, $17.50 or $20.00 for 20 out of 30 consecutive trading days, in each case, prior to the third anniversary of the grant date.
Access Physicians [Member]
Subsequent Events (Textual)
Equity purchase agreement, description		Pursuant to the Agreement, SOC Telemed acquired Access Physicians with a combination of 40% cash, 43% shares, and 17% contingent consideration to be paid in cash, shares or a combination of cash and shares, at the Company's election, for aggregate purchase consideration of approximately $234 million. The contingent consideration, if earned, would be payable upon the achievement of certain milestones agreed upon with Access Physicians. The terms of the Agreement contain customary representations, warranties, covenants, closing conditions, termination fee provisions and other terms relating to the transactions contemplated. In order to consummate the acquisition and support the combined business after the transaction, SOC Telemed entered into a term loan facility and a related-party subordinated financing with Warburg Pincus for $100.0 million and $13.5 million, respectively, with maturities of 2026 and 2026, respectively. Additionally, the pre-existing WP support letter was terminated in conjunction with this financing.
Restricted Stock [Member]
Subsequent Events (Textual)
Aggregate of share-based to officers, directors and employees			2,349,489	3,589,248
Outstanding percentage			3.00%
Subsequent Event [Member]
Subsequent Events (Textual)
Equity, description	The Company closed a public offering of 9,200,000 shares of its Class A common stock at an offering price of $6.00 per share, including 1,200,000 shares issued pursuant to the underwriters’ option to purchase additional shares, resulting in aggregate net proceeds to the Company of $51.3 million, after deducting underwriting discounts and commissions of $3.2 million and net offering expenses of approximately $0.7 million. The Company used a portion of the proceeds to make payments in June 2021 of (i) $10.5 million to repay the Term A2 Loan, including related prepayment premiums and accrued interest, and (ii) $13.7 million to repay the balance of the Subordinated Note.